AMENDMENT NO. 3
TO
OFFICE LEASE AGREEMENT
THIS AMENDMENT NO. 3 TO THE OFFICE LEASE AGREEMENT (“Third Amendment”) is made and entered into effective as of July 20, 2021 (“Effective Date”), by and between BLUME ROY BUILDING LLC, a Washington Limited Liability Company, ("Landlord") and NANOSTRING TECHNOLOGIES, INC., a Delaware corporation ("Tenant").
RECITALS
A.    Landlord and Tenant entered into a written Lease Agreement dated December 26, 2013 ("Lease"). The Lease was amended by Amendment No. 1 to Office Lease Agreement dated November 18, 2014 and Amendment No. 2 to Office Lease Agreement dated February 1, 2016 (collectively referred to as the Lease).
B.    Landlord and Tenant have agreed to modify the parking provisions in the Lease.
NOW, THEREFORE, in consideration of the foregoing, together with other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant agree as follows:
1.Tenant’s Stipulated Parking Spaces in the building garage shall be increased to a total of sixty-nine (69).
2.All sixty-nine (69) of Tenant’s Stipulated Parking Spaces shall be located on the P1 level of the building garage.
3.The parking spaces on the P1 level of the building garage shall be reserved for the sole use of Tenant’s employees.
4.Tenant shall have the obligation to lease all sixty-nine (69) parking spaces through the remainder of the Lease Term.
5.For the five (5) month period running from August 1, 2021 through December 31, 2021 the Monthly Parking Installment for the sixty-nine (69) reserved parking spaces shall be $16,560.00.
6.Effective January 1, 2022 through January 31, 2026, the Monthly Parking Installment for the sixty-nine (69) reserved parking spaces shall be at market rates, currently $20,700.00.
7.Effective Date of Modifications. The amendments and modifications provided for in this Third Amendment shall be effective upon the mutual execution and delivery of this Third Amendment, except as otherwise expressly set forth in this Third Amendment.
8.Ratification. Except as specifically modified as set forth in this Third Amendment, Landlord and Tenant ratify and confirm the Initial Lease and all provisions contained therein as originally executed.
IN WITNESS WHEREOF, this Third Amendment is executed effective as of the day and year first written above.

TENANT:	NANOSTRING TECHNOLOGIES, INC.
a Delaware corporation

By: /s/ K. Thomas Bailey
Its: Chief Financial Officer

LANDLORD:	BLUME BUILDING LLC,
a Washington limited liability company

By: /s/ Bruce M. Blume
BRUCE M. BLUME
Manager

TENANT’S ACKNOWLEDGEMENT

STATE OF     Washington        )
                    ) ss.
COUNTY OF     King            )
I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgement is the person whose true signature appears on this document.
On this 20th day of July, 2021, before me before me personally appeared K.THOMAS BAILEY to me known to be the CFO of NANOSTRING TECHNOLOGIES, INC., the Delaware corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument and that the seal affixed, if any is the corporate seal of said corporation.
WITNESS my hand and official seal hereto affixed the day and year first above written.

/s/ Tara Raymond
Notary Public in and for the State of Washington ,
residing at Seattle, Washington
My commission expires: 04/20/2024
Tara Raymond
[Type or Print Notary Name]
(Use This Space for Notarial Seal Stamp)

LANDLORD'S ACKNOWLEDGEMENT

STATE OF WASHINGTON    )
    )    ss.
COUNTY OF KING    )
I certify that I know or have satisfactory evidence that the persons appearing before me and making this acknowledgment are the persons whose true signatures appear on this document.
On this 14th day of July, 2021, before me personally appeared BRUCE M. BLUME, to me known to be the Manager of BLUME ROY BUILDING LLC, the Washington limited liability company that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said limited partnership, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute said instrument.
WITNESS my hand and official seal hereto affixed the day and year first above written.

/s/ Tara Raymond
Notary Public in and for the State of Washington ,
residing at Seattle, Washington
My commission expires: 04/20/2024
Tara Raymond
[Type or Print Notary Name]
(Use This Space for Notarial Seal Stamp)